Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

First Regional Bancorp		Case Number:	2:12-bk-31372-ER
		Operating Report Number:	14
	Debtor(s).	For the Month Ending:	7/31/2013

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		1,218,497.01

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL		1,041,565.77
ACCOUNT REPORTS

3.	BEGINNING BALANCE:		176,931.24

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing	0.00
	Accounts Receivable - Pre-filing	0.00
	General Sales	0.00
	Other (Specify)	0.00
	**Other (Specify)	0.00

	TOTAL RECEIPTS THIS PERIOD:		0.00

5.	BALANCE:		176,931.24

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	0.00
	Disbursements (from page 2)	12,538.21

	TOTAL DISBURSEMENTS THIS PERIOD:***		12,538.21

7.	ENDING BALANCE:		164,393.03

8.	General Account Number(s):	XXXXXX2513
		National Bank of California
	Depository Name & Location:	12121 Wilshire Boulevard
		Los Angeles CA 90025

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
7/1/2013	Auto	10 Dollar Payroll	Payroll processing fee		10.00
7/3/2013	Auto	10 Dollar Payroll	July payroll		6,275.21
7/8/2013	Auto	10 Dollar Payroll	Payroll taxes		3,628.77
7/9/2013	Auto	10 Dollar Payroll	Payroll taxes		861.02
7/11/2013	1031	Computershare	Shareholder accounting		1,168.21
7/29/2013	1032	R. R. Donnelley	Form 8-K Edgarization		595.00

	TOTAL DISBURSEMENTS THIS PERIOD:			0.00	12,538.21	$0.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.
**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	7/31/2013	Balance on Statement:	$164,988.03

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
1032	7/29/2013	595.00

TOTAL OUTSTANDING CHECKS:			595.00

Bank statement Adjustments:			0.00
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$164,393.03

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL	0.00
ACCOUNT REPORTS

3.	BEGINNING BALANCE:	0.00

4.	RECEIPTS DURING CURRENT PERIOD:	0.00
	(Transferred from General Account)

5.	BALANCE:	0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7.	ENDING BALANCE:	0.00

8.	PAYROLL Account Number(s):	XXXXXX2505
		National Bank of California
	Depository Name & Location:	12121 Wilshire Boulevard
		Los Angeles CA 90025

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

	TOTAL DISBURSEMENTS THIS PERIOD:			0.00

PAYROLL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	7/31/2013	Balance on Statement:	$0.00

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$0.00

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX	0.00
ACCOUNT REPORTS

3.	BEGINNING BALANCE:	0.00

4.	RECEIPTS DURING CURRENT PERIOD:	0.00
	(Transferred from General Account)

5.	BALANCE:	0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7.	ENDING BALANCE:	0.00

8.	TAX Account Number(s):	XXXXXX2521
		National Bank of California
	Depository Name & Location:	12121 Wilshire Boulevard
		Los Angeles CA 90025

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

	TOTAL DISBURSEMENTS THIS PERIOD:			0.00

TAX ACCOUNT

BANK RECONCILIATION

Bank statement Date:	7/31/2013	Balance on Statement:	$0.00

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$0.00

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	General Account:	164,393.03

	Payroll Account:	0.00

	Tax Account:	0.00

*Other Accounts:	Checking account #XXXXXX7858	775,000.00

	Manufacturers Bank, 515 South Figueroa Street,

	Los Angeles CA 90071

*Other Monies:
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:			939,393.03

Petty Cash Transactions:
Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

			TOTAL DUE:	0.00

		III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:		0.00
		Total Wages Paid:		10,000.00

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding
	State Withholding
	FICA- Employer’s Share
	FICA- Employee’s Share
	Federal Unemployment
	Sales and Use
	Real Property
Other:
	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			*Accounts Payable Post-Petition	Accounts Receivable
				Pre-Petition	Post-Petition
		30 days or less
		31 - 60 days
		61 - 90 days
		91 - 120 days
		Over 120 days
		TOTAL:	0.00	0.00	0.00

	V. INSURANCE COVERAGE
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability		Sentinel Insurance	2,000,000.00	6/19/2014	6/19/2014
Worker’s Compensation		Sentinel Insurance	1,000,000.00	6/19/2014	6/19/2014
Casualty
Vehicle
Others:

	VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)
Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
6/30/2012	0.00	325.00	8/10/2012	325.00	0.00
9/30/2012	43,910.54	650.00	10/15/2012	650.00	0.00
12/31/2012	89,206.37	975.00	1/18/2013	975.00	0.00
3/31/2013	92,840.54	975.00	4/19/2013	975.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		2,925.00		2,925.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Thomas McCullough	7/16/2012	$10,000 per month	10,000.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
0.00

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	0.00	0.00

Less: Returns/Discounts	0.00	0.00

Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost	0.00	0.00

Purchases	0.00	0.00

Less: Ending Inventory at cost	0.00	0.00

Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit	0.00	0.00

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:

Payroll - Insiders	10,000.00	140,000.00

Payroll - Other Employees	0.00	0.00

Payroll Taxes	765.00	10,338.96

Other Taxes (Itemize)	0.00	1,700.00

Depreciation and Amortization	0.00	0.00

Rent Expense - Real Property	1,000.00	14,000.00

Lease Expense - Personal Property	0.00	0.00

Insurance	0.00	2,228.00

Real Property Taxes	0.00	0.00

Telephone and Utilities	0.00	0.00

Repairs and Maintenance	0.00	0.00

Travel and Entertainment (Itemize)	0.00	0.00

Miscellaneous Operating Expenses (Itemize)	1,773.21	21,892.02

Total Operating Expenses	13,538.21	190,158.98

Net Gain/(Loss) from Operations	(13,538.21)	(190,158.98)

Non-Operating Income:
Interest Income	0.00	0.00

Net Gain on Sale of Assets (Itemize)	0.00	0.00

Other (Itemize)	0.00	0.00

Total Non-Operating income	0.00	0.00

Non-Operating Expenses:
Interest Expense	0.00	0.00

Legal and Professional (Itemize) *Estimated subject to adjustment*	41,000.00	497,018.83

Other (Itemize)	0.00	2,925.00

Total Non-Operating Expenses	41,000.00	499,943.83

NET INCOME/(LOSS)	(54,538.21)	(690,102.81)

(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	939,393.03

Restricted Cash	0.00

Accounts Receivable	0.00

Inventory	0.00

Notes Receivable	0.00

Prepaid Expenses	0.00

Other (Itemize)	0.00

Total Current Assets		939,393.03

Property, Plant, and Equipment	0.00

Accumulated Depreciation/Depletion	0.00

Net Property, Plant, and Equipment		0.00

Other Assets (Net of Amortization):
Due from Insiders	0.00

Other (Itemize)	0.00

Total Other Assets		0.00

TOTAL ASSETS		939,393.03

LIABILITIES

Post-petition Liabilities:

Accounts Payable	8,000.00

Taxes Payable	0.00

Notes Payable	0.00

Professional fees	147,018.83

Secured Debt	0.00

Other (Itemize)	0.00

Total Post-petition Liabilities		155,018.83

Pre-petition Liabilities:
Secured Liabilities	0.00

Priority Liabilities	0.00

Unsecured Liabilities	97,500,000.00

Other (Itemize)

Total Pre-petition Liabilities		97,500,000.00
TOTAL LIABILITIES		97,655,018.83

EQUITY:
Pre-petition Owners’ Equity	(96,025,522.99)

Post-petition Profit/(Loss)	(690,102.81)

Direct Charges to Equity	0.00

TOTAL EQUITY		(96,715,625.80)

TOTAL LIABILITIES & EQUITY		939,393.03

XI. QUESTIONNAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X

		No	Yes

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	X

3.	State what progress was made during the reporting period toward filing a plan of reorganization

Debtor’s Petition was filed on 6/19/2012. The Debtor filed a liquidating chapter 11 plan of reorganization on 9/25/2012. Following a hearing held on January 10, 2013, the Court approved the Debtor’s Disclosure Statement in support of its First Amended Chapter 11 Plan of Reorganization. At a hearing to consider confirmation of the Debtor’s Amended Chapter 11 Plan of Liquidation on May 23, 2013, the Court confirmed the Plan.

4.	Describe potential future developments which may have a significant impact on the case:
Debtor is currently investigating potential causes of action for avoidance of pre-petition transfers and for potential recovery of assets.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	X

I,	Thomas McCullough, Chief Reorganization Officer
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

August 7, 2013	/s/ Thomas E. McCullough
Date	Principal for debtor-in-possession

Exhibit

IX. PROFIT AND LOSS STATEMENT

Other Taxes
03/14/13	Franchise Tax Board		$1,700.00

			$1,700.00

Miscellaneous Operating Expenses
07/05/12	Check printing charge		$42.87
07/31/12	Payroll processing fee		$0.60
09/04/12	Payroll processing fee		$10.00
10/01/12	Payroll processing fee		$10.00
10/15/12	Stock transfer agent fee		$3,411.41
10/31/12	Account service charge		$20.00
11/01/12	Reverse account service charge	-$	20.00
11/01/12	Payroll processing fee		$10.00
11/05/12	Payroll processing fee		$35.00
11/19/12	Stock transfer agent fee		$1,136.79
11/19/12	Form 8-K Edgarization		$461.00
12/03/12	Payroll processing fee		$10.00
12/13/12	Stock transfer agent fee		$1,167.17
01/02/13	Payroll processing fee		$10.00
01/07/13	Form 8-K Edgarization		$717.00
01/18/13	Stock transfer agent fee		$1,166.37
01/23/13	Payroll processing fee		$84.00
01/31/13	Form 8-K Edgarization		$1,055.00
01/31/13	Form 8-K Edgarization		$717.00
02/01/13	Payroll processing fee		$45.00
02/12/13	Stock transfer agent fee		$1,167.84
03/05/13	Payroll processing fee		$10.00
03/22/13	Form 8-K Edgarization		$854.00
03/22/13	Stock transfer agent fee		$1,169.44
03/28/13	Form 8-K Edgarization		$625.00
04/01/13	Payroll processing fee		$10.00
04/19/13	Stock transfer agent fee		$1,172.71
04/26/13	Form 8-K Edgarization		$717.00
05/01/13	Payroll processing fee		$45.00
05/22/13	Stock transfer agent fee		$1,170.68
05/31/13	Form 8-K Edgarization		$797.00
06/03/13	Payroll processing fee		$10.00
06/10/13	Form 8-K Edgarization		$391.00
06/12/13	Stock transfer agent fee		$1,172.93
06/28/13	Form 8-K Edgarization		$717.00

			$20,118.81

Other Non-operating Expenses
08/10/12	U.S. Trustee Fee		$325.00
10/15/12	U.S. Trustee Fee		$650.00
01/18/13	U.S. Trustee Fee		$975.00
04/19/13	U.S. Trustee Fee		$975.00

			$2,925.00